SECOND AMENDMENT DATED
                              AS OF SEPTEMBER 29, 1995
                                TO CREDIT AGREEMENT
                             DATED AS OF JUNE 16, 1993


         THIS AMENDMENT, dated as of September 29, 1995, is entered into among ANDREW CORPORATION, a Delaware corporation (the "Company"), the various financial institutions parties hereto (collectively, the "Lenders"), and BANK OF AMERICA ILLINOIS (f/k/a CONTINENTAL BANK), an Illinois banking corporation having its principal office at 231 South LaSalle Street, Chicago, Illinois 60697 ("BAI"), as agent ("Agent"), for the Lenders.

                                R E C I T A L S:

         A. The Company, the Agent and the Lenders have entered into a Credit Agreement, dated as of June 16, 1993, as amended by a First Amendment thereto dated as of August 14, 1994 (said Credit Agreement, as heretofore and hereby amended, shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

         B. The Company, the Agent and the Lenders wish to amend the Agreement to revise the definition of Cash Equivalent
Investment and to otherwise amend certain provisions of the Agreement.

         C.       Therefore, the parties hereto agree as follows:

         1.       AMENDMENTS TO THE AGREEMENT.

                  1.1 Global Amendment. All references in the Agreement to "Continental Bank N.A." or "Continental" are hereby deleted as of the date hereof and "Bank of America Illinois" and "BAI", respectively, substituted therefor.

                  1.2 Section 1.1 of the Agreement - Cash Equivalent Investment. The definition of "Cash Equivalent Investment" in Section 1.1 of the Agreement is hereby amended as of the date hereof by deleting it in its entirety and substituting the following therefor:

                           "'Cash Equivalent Investment' means, at any time, any Investment that is classified under GAAP as a short term investment and consistent with such Person's internal guidelines regarding liquidity and short term investments".

         2.       WARRANTIES.  To induce the Agent and the Lenders to
enter into this Amendment, the Company warrants that:
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                  2.1 Authorization. The Company is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

                  2.2 No Conflicts. The execution and delivery of this Amendment, and the performance by the Company of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the articles of incorporation or by-laws of the Company or of any agreement binding upon the Company.

                  2.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         3. CONDITIONS PRECEDENT TO AMENDMENTS. The amendments contemplated by Section 1 thereof are subject to the satisfaction of each of the following conditions precedent:

                  3.1 Documentation. The Company shall have delivered to the Agent (with sufficient copies for each Lender) all of the following, each duly executed and dated the closing date hereof, in form and substance satisfactory to the Agent:

                  (a)      Amendment.  Counterparts of this Amendment.

                  (b) Certificate. A certificate of the Treasurer of the Company as to the matters set out in Sections 3.2 and 3.3 hereof.

                  (c) Other. Such other documents as the Agent may reasonably request.

                  3.2 No Default. As of the closing date hereof, no Default shall have occurred and be continuing.

                  3.3 Warranties. As of the closing date hereof, the warranties in Article VI of the Agreement and in Section 2 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

         4.       GENERAL.

                  4.1 Expenses. The Company agrees to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees (which attorneys and paralegals may be employees of the Agent), incurred by the Agent

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in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished herewith.

                  4.2 Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF
ILLINOIS.

                  4.3 Successors. This Amendment shall be binding upon the Company, the Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Company, the Agent and the Lenders and the successors and assigns of the Agent and Lenders.

                  4.4 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  4.5 References to the Agreement. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Agreement in any and all instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended hereby.

                  4.6 Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                  ANDREW CORPORATION
                              By:  /s/ M J Gittelman
                                  Title:  Treasurer

                                  BANK OF AMERICA ILLINOIS,
                                  as a Lender and as Agent

                               By:  Barbara A. Hamel
                                  Title: Barbara A. Hamel, Vice President

                                   ABN AMRO BANK N.V.

                                By:  Mary L. Janovsky
                                   Title: Mary L. Janovsky, Vice President

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                                By:  /s/ James R. Morgan
                                   Title: James R. Morgan, Vice
                                          President

                                   THE FIRST NATIONAL BANK OF CHICAGO

                                By:  /s/ Karen F. Kizer
                                   Title: Senior Vice President

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                                 CERTIFICATE

         I, the undersigned, Treasurer of Andrew Corporation ("Company"), DO HEREBY CERTIFY that:

         1. The representations and warranties on the part of the Company contained in the Second Amendment dated as of September 29, 1995 ("Amendment") to Credit Agreement dated June 16, 1993 ("Agreement") between the Company, the Lenders and Bank of America Illinois, as agent (terms not otherwise defined herein have the same meaning herein as in the Amendment) and the Agreement are as true and correct at and as of the date hereof as through made on and as of the date hereof.

         2. No Default has occurred and is continuing, or would result from the consummation of the Amendment on this date.

         WITNESS my hand as of the 29th day of September, 1995.

                                      /s/ M J Gittelman
                                      Treasurer